Exhibit 99.1

EXECUTION VERSION

NOMINATION AND STANDSTILL AGREEMENT

This NOMINATION AND STANDSTILL AGREEMENT (the “Agreement”) is made as of December 8, 2013 by and among Hologic, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), and the persons and entities listed on Schedule A hereto (collectively, the “Icahn Group”). In consideration of the covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

1. Certain Definitions. Unless the context otherwise requires, the following terms, for all purposes of this Agreement, shall have the meanings specified in this Section 1:

“13D Group” means any group of persons formed for the purpose of acquiring, holding, voting or disposing of Voting Stock (or any securities convertible, exchangeable for or otherwise exercisable to acquire such Voting Stock) which would be required under Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder, to file a statement on Schedule 13D pursuant to Rule 13d-l(a) or Schedule 13G pursuant to Rule 13d-1(c) with the SEC as a “person” within the meaning of Section 13(d)(3) of the Exchange Act if such group beneficially owned (within the meaning set forth in Rule 13d-3 of the rules and regulations promulgated under the Exchange Act) Voting Stock representing more than 5% of any class of Voting Stock then outstanding.

“2014 Annual Meeting” shall have the meaning set forth in Section 2.2 below.

“Acceptable Person” shall have the meaning set forth in Section 2.3 below.

“Affiliate” shall have the meaning set forth in Rule 12b-2 of the rules and regulations promulgated under the Exchange Act; provided, however, that for purposes of this Agreement, the members of the Icahn Group and their Affiliates, on the one hand, and the Company and its Affiliates, on the other, shall not be deemed to be “Affiliates” of one another.

“Beneficially Own,” “Beneficial Owner” or “Beneficial Ownership” shall have the meaning (or the correlative meaning, as applicable) set forth in Rule 13d-3 of the rules and regulations promulgated under the Exchange Act; provided that, for purposes of Sections 3.2(a) and (b) and Section 4.1(a) below, “Beneficially Own” and “Beneficial Ownership” shall include securities which are beneficially owned, directly or indirectly, by the Icahn Group, as a Receiving Party; provided, however, that the number of shares of Common Stock that a person is deemed to beneficially own pursuant to this proviso in connection with a particular Derivatives Contract shall not exceed the number of Notional Common Shares with respect to such Derivatives Contract.

“Board” means the Board of Directors of the Company.

“Common Stock” shall mean shares of the Common Stock of the Company, $0.01 par value.

“Confidentiality Agreement” shall have the meaning set forth in Section 5.2 below.

1

“Derivatives Contract” shall mean a contract between two parties (the “Receiving Party” and the “Counterparty”) that is designed to produce economic benefits and risks to the Receiving Party that correspond substantially to the ownership by the Receiving Party of a number of shares of Common Stock specified or referenced in such contract (the number corresponding to such economic benefits and risks, the “Notional Common Shares”), regardless of whether (a) obligations under such contract are required or permitted to be settled through the delivery of cash, shares of Common Stock or other property or (b) such contract conveys any voting rights in shares of Common Stock, without regard to any short or similar position under the same or any other Derivative Contract. For the avoidance of doubt, interests in broad-based index options, broad-based index futures and broad-based publicly traded market baskets of stocks approved for trading by the appropriate federal governmental authority shall not be deemed to be Derivatives Contracts.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Extraordinary Transaction” shall have the meaning set forth in Section 4.1(c) below.

“Icahn Designee” shall have the meaning set forth in Section 2.1 below.

“Net Long Position” shall mean such Common Stock Beneficially Owned, directly or indirectly, that constitute such person’s net long position as defined in Rule 14e-4 under the Exchange Act; provided that, for the avoidance of doubt, “Net Long Position” shall not include any shares as to which such person has entered into a derivative or other agreement, arrangement or understanding that hedges or transfers, in whole or in part, directly or indirectly, any of the economic consequences of ownership of such shares.

“Press Release” shall have the meaning set forth in Section 5.1 below.

“Replacement” shall have the meaning set forth in Section 2.3 below.

“Representatives” shall mean the directors, officers, employees and independent contractors, agents or advisors (including attorneys, accountants and investment bankers) of the specified party or any of its Subsidiaries.

“Rights Plan” shall mean that certain Rights Agreement dated as of November 21, 2013, between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent.

“SEC” or “Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Standstill Period” shall mean the period beginning on the date hereof and ending on the later of (a) the completion of the 2014 Annual Meeting (which the Company agrees shall be held no later than March 17, 2014) and (b) the date when no Icahn Designee is on the Board (it being understood that if no Icahn Designee is on the Board due to circumstances in which the Icahn Group would be entitled to appoint a Replacement, an Icahn Designee shall be deemed to continue to be a member of the Board for all purposes under this Agreement until such time as the Icahn Group irrevocably waives in writing any right to designate such a Replacement or appoints such a Replacement). The Standstill Period will also end on any date (including any date prior to the date contemplated in clause (a) above) when no Icahn Designee is on the Board if, prior thereto, the Company announces any Extraordinary Transaction that would require a shareholder vote.

“Subsidiaries” shall mean each corporation, limited liability company, partnership, association, joint venture or other business entity of which any party or any of its Affiliates owns, directly or indirectly, more than 50% of the stock or other equity interest entitled to vote on the election of the members of the board of directors or similar governing body.

“Voting Stock” shall mean shares of the Company Common Stock and any other securities of the Company having the ordinary power to vote in the election of members of the Board.

2. Appointment of the Icahn Group’s Nominees to the Board and Committees of the Board.

2.1 The Company will on the date hereof add Jonathan Christodoro and Samuel Merksamer (each, an “Icahn Designee” and, together, the “Icahn Designees”) to the Board by increasing the size of the Board by two seats and appointing the Icahn Designees to fill the resulting vacancies. The Company represents that the only Board committees are: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Corporate Development Committee. So long as an Icahn Designee is a member of the Board: (1) the Board will not form an Executive Committee unless one of the Icahn Designees is a member (if the committee has more than 4 members then both of the Icahn Designees shall be appointed members thereof); and (2) all Board consideration of Extraordinary Transactions will take place only at the full Board level or in committees of which one of the Icahn Designees is a member (if the applicable committee has more than 4 members then both of the Icahn Designees shall be appointed members thereof).

2.2 The Company will include the Icahn Designees in its slate of nominees for election as directors of the Company at the Company’s 2014 annual meeting of stockholders (the “2014 Annual Meeting”). The Company will use its reasonable best efforts to cause the election of the Icahn Designees to the Board at the 2014 Annual Meeting (including listing the Icahn Designees in the proxy statement and proxy card prepared, filed and delivered in connection with the 2014 Annual Meeting and recommending that the Company’s stockholders vote in favor of the election of each of the Icahn Designees (along with all other Company nominees) and otherwise supporting him or her for election in a manner no less rigorous and favorable than the manner in which the Company supports its other nominees in the aggregate). As a condition to each Icahn Designee’s appointment to the Board and nomination for election as a director of the Company at the 2014 Annual Meeting and any subsequent annual meeting, the Icahn Group, including each Icahn Designee, agrees to provide to the Company such information as is required to be disclosed in proxy statements under applicable law or is otherwise necessary for inclusion of such Icahn Designee on the slate.

2.3 Should either of the Icahn Designees resign from the Board or be rendered unable to, or refuse to, be appointed to, or for any other reason fail to serve or is not serving, on, the Board (other than due to the termination of the obligations to nominate and/or appoint under this Agreement), the Icahn Group shall be entitled to designate, and the Company shall cause to be added as a member of the Board, a replacement (a “Replacement”) that is approved by the Company, such approval not to be unreasonably withheld, conditioned or delayed (an “Acceptable Person”) (and if such proposed designee is not an Acceptable Person, the Icahn Group shall be entitled to continue designating a recommended Replacement until such proposed designee is an Acceptable Person). Any such Replacement who becomes a Board member in replacement of an Icahn Designee shall be deemed to be an Icahn Designee for all purposes under this Agreement.

2.4 The Company shall not be obligated to include either or both of the Icahn Designees on the slate of directors proposed for election at the Company’s annual meeting of stockholders for any meeting other than the 2014 Annual Meeting. For any meeting after the 2014 Annual Meeting, so long as an Icahn Designee is on the Board, the Company shall notify the Icahn Group in writing no less than 25 calendar days before the advance notice deadline set forth in the Company’s bylaws if an Icahn Designee will not be nominated by the Company for election as a director at such meeting. If the Icahn Group is so notified by the Company that an Icahn Designee is to be so nominated, the Company shall use reasonable best efforts to cause the election of such Icahn Designee so nominated by the Company as set forth above (including listing such Icahn Designee in the proxy statement and proxy card prepared, filed and delivered in connection with such meeting and recommending that the Company’s stockholders vote in favor of the election of such Icahn Designee (along with all other Company nominees) and otherwise supporting him or her for election in a manner no less rigorous and favorable than the manner in which the Company supports its other nominees in the aggregate).

2.5 (a) The Company’s obligations to include the Icahn Designees on the slate for the 2014 Annual Meeting will terminate as follows:

(i) the Company shall be required to nominate only one Icahn Designee in the event that the members of the Icahn Group (together with their controlled Affiliates) shall cease to Beneficially Own an aggregate Net Long Position in at least 20,492,927 shares of Common Stock (as adjusted from time to time for any stock dividends, combinations, splits, recapitalizations and the like); and

(ii) the Company shall not be required to nominate any Icahn Designee in the event that the members of the Icahn Group (together with their controlled Affiliates) shall cease to Beneficially Own an aggregate Net Long Position in at least 13,661,951 shares of Common Stock (as adjusted from time to time for any stock dividends, combinations, split, recapitalizations and the like).

(b) In addition, notwithstanding anything to the contrary in this Agreement, if at any time after the date hereof, the members of the Icahn Group (together with their controlled Affiliates) cease collectively to Beneficially Own an aggregate Net Long Position:

(i) in at least 20,492,927 shares of Common Stock (as adjusted from time to time for any stock dividends, combinations, splits, recapitalizations and the like), then the Icahn Group shall cause one Icahn Designee to promptly tender his or her resignation from the Board and any committee of the Board on which he or she may be a member; and

(ii) in at least 13,661,951 shares of Common Stock (as adjusted from time to time for any stock dividends, combinations, splits, recapitalizations and the like), then (x) the Icahn Group shall cause both Icahn Designees to promptly tender their resignations from the Board and any committee of the Board on which they may be members and (y) the Company shall have no further obligations under this Agreement.

In furtherance of the foregoing, each Icahn Designee shall, prior to his or her appointment to the Board, and each member of the Icahn Group shall cause each Icahn Designee to, execute an irrevocable resignation as director in the form attached hereto as Exhibit A.

2.6 The Company agrees that, from and after the date of this Agreement, so long as an Icahn Designee is a member of the Board, the Company shall not take any action, or support any person who is seeking to, increase the size of the Board above 11 directors.

3. Representations and Warranties and Covenants

3.1 Each of the parties hereto represents and warrants to the other parties that:

(a) such party has all requisite corporate or other authority and power necessary to execute and deliver this Agreement and to consummate the transactions contemplated hereby;

(b) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all required corporate or other action on the part of such party and no other proceedings on the part of such party are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby;

(c) this Agreement has been duly and validly executed and delivered by such party and constitutes the valid and binding obligation of such party enforceable against such party in accordance with its terms; and

(d) this Agreement will not result in a violation of any terms or provisions of any agreements to which such person is a party or by which such party may otherwise be bound or of any law, rule, license, regulation, judgment, order or decree governing or affecting such party.

3.2 Each member of the Icahn Group jointly represents and warrants that, as of the date of this Agreement, (a) the Icahn Group Beneficially Owns an aggregate of 34,154,879 shares of Voting Stock of the Company, (b) except for such ownership, no member of the Icahn Group, individually or in the aggregate with all other members of the Icahn Group and its Affiliates has any other Beneficial Ownership of any Voting Stock and (c) the Icahn Group, collectively with its Affiliates, has a Net Long Position of 34,154,879 shares of Voting Stock.

3.3 The Company represents that since January 1, 2013, there have been: (i) no amendments to the Company’s bylaws other than as publicly disclosed; and (ii) no material amendments to compensatory arrangements applicable to named executive officers other than as publicly disclosed.

3.4 As long as the Icahn Group has not materially breached this Agreement and failed to cure such breach within five business days of written notice from the Company specifying any such breach, the Company shall not make, or cause to be made, by press release or similar public statement, including to the press or media, or in an SEC filing, any statement or announcement that disparages (as distinct from objective statements reflecting business criticism) any member of the Icahn Group, the officers or directors of any member of the Icahn Group, or any person who has served as an officer or director of any member of the Icahn Group in the past.

3.5 From and after the date of this Agreement, the Icahn Designees shall be covered by the same indemnification and insurance provisions and coverage as are applicable to the individuals that are currently directors of the Company.

3.6 The Company represents, warrants, covenants and agrees (a) to deem each of Jonathan Christodoro and Samuel Merksamer to be a “Continuing Director” as defined in the Company’s Certificate of Incorporation, (b) that, upon his appointment to the Board, each of Jonathan Christodoro and Samuel Merksamer shall constitute a “Continuing Director” under that certain First Supplemental Indenture dated as of December 10, 2007, between the Company and Wilmington Trust Company, as Trustee, (c) that the addition of Jonathan Christodoro and Samuel Merksamer to the Board on the date hereof has been approved and authorized by the Board, a majority of whom were directors on August 1, 2012, or whose election or nomination for election was previously approved by a majority of such directors, (d) that Jonathan Christodoro and Samuel Merksamer will be nominated for election at the 2014 Annual Meeting by the Board, a majority of whom were directors on August 1, 2012, or whose election or nomination for election was previously approved by a majority of such directors and (e) that each of Jonathan Christodoro and Samuel Merksamer shall otherwise be deemed to be, or shall constitute, a “Continuing Director” for purposes of compensation arrangements with any executive officers or other employees.

4. Covenants of the Icahn Group.

4.1 Standstill. During the Standstill Period, so long as the Company has not materially breached this Agreement and failed to cure such breach within five business days of written notice from the Icahn Group specifying any such breach, the Icahn Group and its Affiliates will not, without the prior written consent of the Company:

(a) acquire, offer, seek or propose to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise (but excluding any action by the Company such as a stock dividend), Beneficial Ownership of Voting Stock of the Company if after giving effect to such acquisition the Icahn Group would Beneficially Own more than the higher of (x) 10% of the outstanding shares of Voting Stock of the Company and (y) such higher amount that any other person or group required to file on Schedule 13D is permitted to buy or own pursuant to the terms of, or as a result of being waived through, the Rights Plan (including any amendments thereto) or any replacement thereof or other rights plan implemented by the Company (and the Company agrees not to include a “trigger amount”, applicable to any other person or group not required to file on Schedule 13D, under the Rights Plan (including any amendments thereto) or any replacement thereof or other rights plan implemented by the Company, of more than 15% Beneficial Ownership of Voting Stock of the Company, unless such higher “trigger amount” also applies to any person or group required to file on Schedule 13D) or, if the Rights Plan (including any amendments thereto) and any replacement thereof and any other rights plan implemented by the Company, have expired or are otherwise no longer in effect, such higher amount that any other person or group is permitted to buy or own pursuant to the terms of, or as a result of being approved to acquire in accordance with, Section 203 of the Delaware General Corporation Law (and the Company agrees that it will grant similar waivers or approvals to the Icahn Group under the Rights Plan (including any amendments thereto) or replacement thereof or other rights plan implemented by the Company or Section 203, as it has granted or hereafter does grant, to any such person or group);

(b) make, or in any way participate, directly or indirectly, in any “solicitation” of “proxies” to vote (as such terms are used in the rules of the SEC), or seek to advise or influence any person with respect to the voting of, any Voting Stock of the Company (other than in an Icahn Designee’s capacity as a member of the Board in a manner consistent with the Board’s recommendation in connection with such matter);

(c) separately or in conjunction with any other person in which it is or proposes to be either a principal, partner or financing source or is acting or proposes to act as broker or agent for compensation, submit a proposal for or offer of (with or without conditions) (including to the Board), any Extraordinary Transaction. “Extraordinary Transaction” means any of the following involving the Company or any of its Subsidiaries or its or their securities or a material amount of the assets or businesses of the Company or any of its Subsidiaries: any tender offer or exchange offer, merger, acquisition, business combination, reorganization, restructuring, recapitalization, sale or acquisition of material assets, liquidation or dissolution (collectively, an “Extraordinary Transaction”); provided, however, this subparagraph (c) shall not prevent an Icahn Designee acting in his or her capacity as a director of the Company from raising such matter at the Board;

(d) form, join or in any way participate in a 13D Group (other than the Icahn Group);

(e) present at any annual meeting or any special meeting of the Company’s stockholders or through action by written consent any proposal for consideration for action by stockholders or (except as explicitly permitted by this Agreement) propose any nominee for election to the Board or seek the removal of any member of the Board, other than through action at the Board by an Icahn Designee acting in his or her capacity as such;

(f) grant any proxy, consent or other authority to vote with respect to any matters (other than to the named proxies included in the Company’s proxy card for an annual meeting or a special meeting) or deposit any of the Voting Stock (or any securities convertible, exchangeable for or otherwise exercisable to acquire such Voting Stock) held by the Icahn Group or its Affiliates in a voting trust or subject them to a voting agreement or other arrangement of similar effect;

(g) make, or cause to be made, by press release or similar public statement, including to the press or media, or in an SEC filing, any statement or announcement that disparages (as distinct from objective statements reflecting business criticism) the Company, its officers or its directors or any person who has served as an officer or director of the Company in the past

(h) institute, solicit, assist or join, as a party, any litigation, arbitration or other proceeding against or involving the Company or any of its current or former directors or officers (including derivative actions) other than to enforce the provisions of this Agreement;

(i) make any request under Section 220 of the Delaware General Corporation Law;

(j) request the Company or any of its Representatives, directly or indirectly, to amend or waive any provision of this Section 4.1; provided that the Icahn Group may confidentially request the Company to amend or waive any provision of this Section 4.1 in a manner that would not be reasonably likely to require public disclosure; or

(k) direct, instruct, assist or encourage any of their respective Subsidiaries, Representatives or Affiliates to take any such action.

4.2 Voting. During the Standstill Period, the Icahn Group shall, and shall cause its Affiliates, to (a) cause, in the case of all Voting Stock of the Company owned of record, and (b) instruct the record owner, in the case of all Voting Stock of the Company Beneficially Owned but not owned of record, directly or indirectly, by them, as of the record date for the 2014 Annual Meeting and all future meetings of stockholders (whether annual or special and whether by vote or written consent) at which directors are elected and the Icahn Designees are on the Company’s slate of nominees, in each case that are entitled to vote at the 2014 Annual Meeting and all such future meetings or at any adjournments or postponements thereof, to be present for quorum purposes, and to be voted (i) for all directors nominated by the Board for election at all such meetings in accordance with this Agreement and (ii) in accordance with the recommendation of the Board for the ratification of the appointment of the Company’s independent registered public accounting firm set forth in the Company’s proxy statement for any such meeting.

5. Miscellaneous.

5.1 Public Announcements. No earlier than 8:00 a.m., New York City time, on the first trading day after the date hereof, the Company and the Icahn Group shall announce this Agreement and the material terms hereof by means of a press release in the form attached hereto as Exhibit B (the “Press Release”). Neither the Company nor the Icahn Group shall make any public announcement or statement that is inconsistent with or contrary to the statements made in the Press Release, except as required by law or the rules of any stock exchange or with the prior written consent of the other party which will not be unreasonably withheld. The Company acknowledges that the Icahn Group intends to file this Agreement and the agreed upon Press Release as an exhibit to its Schedule 13D pursuant to an amendment that the Company shall have the opportunity to review in advance. The Company shall have an opportunity to review in advance any Schedule 13D filing made by the Icahn Group with respect to this Agreement and the Icahn Group shall have an opportunity to review in advance the Form 8-K to be made by the Company with respect to this Agreement.

5.2 Confidentiality Agreement. The Company hereby agrees that: (a) the Icahn Designees are permitted to and may provide confidential information subject to and in accordance with the terms of the confidentiality agreement in the form attached hereto as Exhibit C (the “Confidentiality Agreement”) (which the Icahn Group agrees to execute and deliver to the Company and cause each Icahn Designee to abide by) and (b) the Company will execute and deliver the Confidentiality Agreement to the Icahn Group substantially contemporaneously with execution and delivery thereof by the other signatories thereto. During the Standstill Period, in the case where Carl Icahn is not himself an Icahn Designee, the Board shall not adopt a policy precluding members of the Board or its Scientific Advisor (as such term is defined in the Confidentiality Agreement) from speaking to Mr. Icahn, and if asked by any Board member the Company will advise such Board member that he or she may speak to Mr. Icahn (but subject to the Confidentiality Agreement), if they are willing to do so (but may caution them regarding specific matters, if any, that involve conflicts between the Company and the Icahn Group).

5.3 Governing Law; Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without giving effect to the principles of conflicts of laws. Any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement may be brought or otherwise commenced in any state or federal court located in the State of Delaware. Each party hereto agrees to the entry of an order to enforce any resolution, settlement, order or award made pursuant to this Section 5.3 by the state and federal courts located in the State of Delaware and in connection therewith hereby waives, and agrees not to assert by way of motion, as a defense, or otherwise, any claim that such resolution, settlement, order or award is inconsistent with or violative of the laws or public policy of the laws of the State of Delaware or any other jurisdiction.

5.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successor and assigns of the parties hereto.

5.5 Entire Agreement; Amendment. This Agreement and the Confidentiality Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Any previous agreements among the parties relative to the specific subject matter hereof are superseded by this Agreement and the Confidentiality Agreement. Neither this Agreement nor any provision hereof may be amended, changed, waived, discharged or terminated other than by a written instrument signed by the party against who enforcement of any such amendment, change, waiver, discharge or termination is sought.

5.6 Notices, etc. All notices and other communications required or permitted hereunder shall be effective upon receipt by email to all persons whose email addresses are set forth below, with a copy also sent by express overnight delivery service, to the party to be notified, at the respective addresses set forth below, or at such other address which may hereinafter be designated in writing:

If to the Icahn Group: Icahn Associates Holding LLC 767 Fifth Avenue, 47th Floor New York, New York 10153
Attention:	Carl C. Icahn
Facsimile:	(212) 750-5807
Email: sgordon@sfire.com

with a copy to:

Law Department Icahn Associates Holding LLC
767 Fifth Avenue, 47th Floor
New York, New York 10153
Attention:	Keith Schaitkin	Jesse Lynn
Facsimile:	(212) 688-1158	(917) 591-3310
Email:	kls@sfire.com	jlynn@sfire.com

If to the Company, to:

Hologic, Inc.
35 Crosby Drive
Bedford, Massachusetts 01730
Attention:	General Counsel
Facsimile:	(508) 263-2959

with a copy to:

Cravath, Swaine & Moore LLP
825 Eighth Avenue
New York, New York 10019
Attention:	Scott A. Barshay, Esq.	Eric L. Schiele, Esq.
Facsimile:	(212) 474-3700	(212) 474-3700
Email:	sbarshay@cravath.com	eschiele@cravath.com

5.7 Severability. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

5.8 Titles and Subtitles. The titles of the Articles and Sections of this Agreement are for convenience of reference only and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any of its provisions.

5.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

5.10 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character of any breach or default under this Agreement, or any waiver of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing, and that all remedies, either under this Agreement, by law or otherwise, shall be cumulative and not alternative.

5.11 Consents. Any permission, consent, or approval of any kind or character under this Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing.

5.12 SPECIFIC PERFORMANCE. THE PARTIES HERETO AGREE THAT IRREPARABLE DAMAGE WOULD OCCUR IN THE EVENT THAT ANY OF THE PROVISIONS OF THIS AGREEMENT WERE NOT PERFORMED IN ACCORDANCE WITH ITS SPECIFIC INTENT OR WERE OTHERWISE BREACHED. IT IS ACCORDINGLY AGREED THAT THE PARTIES SHALL BE ENTITLED TO AN INJUNCTION OR INJUNCTIONS, WITHOUT BOND, TO PREVENT OR CURE BREACHES OF THE PROVISIONS OF THIS AGREEMENT AND TO ENFORCE SPECIFICALLY THE TERMS AND PROVISIONS HEREOF, THIS BEING IN ADDITION TO ANY OTHER REMEDY TO WHICH THEY MAY BE ENTITLED BY LAW OR EQUITY, AND ANY PARTY SUED FOR BREACH OF THIS AGREEMENT EXPRESSLY WAIVES ANY DEFENSE THAT A REMEDY IN DAMAGES WOULD BE ADEQUATE.

5.13 Construction of Agreement. Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed the same with the advice of said counsel. Each party and its counsel cooperated and participated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto, and any controversy over interpretations of this Agreement shall be decided without regards to events of drafting or preparation. The term “including” shall in all instances be deemed to mean “including without limitation.”

5.14 Section References. Unless otherwise stated, any reference contained herein to a Section or subsection refers to the provisions of this Agreement.

5.15 Variations of Pronouns. All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the context in which they are used may require.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this NOMINATION AND STANDSTILL AGREEMENT to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

HOLOGIC, INC.

By:	/s/ David LaVance

	Name:	David LaVance

	Title:	Chairman of the Board

HIGH RIVER LIMITED PARTNERSHIP

By:	/s/ Keith Cozza

	Name:	Keith Cozza

	Title:	Secretary

HOPPER INVESTMENTS LLC

By:	/s/ Keith Cozza

	Name:	Keith Cozza

	Title:	Secretary

BARBERRY CORP.

By:	/s/ Keith Cozza

	Name:	Keith Cozza

	Title:	Secretary

ICAHN PARTNERS LP

By:	/s/ Keith Cozza

	Name:	Keith Cozza

	Title:	Chief Operating Officer

ICAHN PARTNERS MASTER FUND LP

By:	/s/ Keith Cozza

	Name:	Keith Cozza

	Title:	Chief Operating Officer

ICAHN PARTNERS MASTER FUND II LP

By:	/s/ Keith Cozza

	Name:	Keith Cozza

	Title:	Chief Operating Officer

ICAHN PARTNERS MASTER FUND III LP

By:	/s/ Keith Cozza

	Name:	Keith Cozza

	Title:	Chief Operating Officer

ICAHN ENTERPRISES G.P. INC.

By:	/s/ Keith Cozza

	Name:	Keith Cozza

	Title:	Executive Vice President

ICAHN ENTERPRISES HOLDINGS L.P.

By:	/s/ Keith Cozza

	Name:	Keith Cozza

	Title:	Executive Vice President

IPH GP LLC

By:	/s/ Keith Cozza

	Name:	Keith Cozza

	Title:	Executive Vice President

ICAHN CAPITAL LP

By:	/s/ Keith Cozza

	Name:	Keith Cozza

	Title:	Chief Operating Officer

ICAHN ONSHORE LP

By:	/s/ Keith Cozza

	Name:	Keith Cozza

	Title:	Chief Operating Officer

ICAHN OFFSHORE LP

By:	/s/ Keith Cozza

	Name:	Keith Cozza

	Title:	Chief Operating Officer

BECKTON CORP

By:	/s/ Keith Cozza

	Name:	Keith Cozza

	Title:	Secretary

MR. CARL C. ICAHN

/s/ Carl C. Icahn

Name: Carl C. Icahn

JONATHAN CHRISTODORO

/s/ Jonathan Christodoro

Name: Jonathan Christodoro

SAMUEL MERKSAMER

/s/ Samuel Merksamer

Name: Samuel Merksamer

SCHEDULE A

ICAHN GROUP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP

Icahn Partners LP

Icahn Onshore LP

Icahn Offshore LP

Icahn Capital LP

IPH GP LLC

Icahn Enterprises Holdings LP

Icahn Enterprises G.P. Inc.

Beckton Corp.

High River Limited Partnership

Hopper Investments LLC

Barberry Corp.

Carl C. Icahn

Jonathan Christodoro

Samuel Merksamer